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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 4, 2000


                         SOUTHERN MICHIGAN BANCORP, INC.
             (Exact name of registrant as specified in its charter)


           Michigan                      2-78178                 38-2407501
(State or other jurisdiction of    (Commission File No.)       (IRS Employer
        incorporation)                                      Identification No.)

                 51 West Pearl Street, Coldwater, Michigan 49036
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (517) 279-5500

          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         Southern Michigan Bancorp, Inc. was notified by Sturgis Bank & Trust
Company that Sturgis has terminated the Agreement and Plan of Consolidation dated February 15, 2000 which was intended to combine the two companies.

SOMC's Board of Directors is currently evaluating its alternatives.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

Exhibit Reference Number                       Exhibit Description

             99.1                Press Release dated October 4, 2000.*

-------------------
* Filed herewith



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SOUTHERN MICHIGAN BANCORP, INC.



Date: October 4, 2000                 By: /s/ James T. Grohalski
                                          --------------------------------------
                                          Name:  James T. Grohalski
                                          Its:   President, Chief Executive
                                                 Officer and Secretary



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                                 Exhibit Index
                                 -------------

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
Exhibit No.                   Description
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
     99.1                     Press Release dated October 4, 2000.
